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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 19, 2002


                           COMMISSION FILE NO. 1-10560


                           BENCHMARK ELECTRONICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                   TEXAS                           74-2211011
    (STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION)            IDENTIFICATION NO.)

                              3000 TECHNOLOGY DRIVE
                              ANGLETON, TEXAS 77515
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



       Registrant's telephone number, including area code: (979) 849-6550



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Item 5. Other Events and Regulation FD Disclosure

The United States District Court for the Southern District of Texas has entered an interlocutory order denying the claims of Benchmark Electronics, Inc. (the "Company") for fraud, negligent misrepresentation, breach of contract, breach of the implied duty of good faith and fair dealing and damages arising out of the Company's purchase of AVEX Electronics, Inc. and related companies from J.M. Huber Corporation. The court has retained jurisdiction to resolve any issues remaining in the case. The Company intends to vigorously contest any remaining issues and, at such time as the court's order becomes final and appealable, the Company intends to appeal the denial of its claims.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BENCHMARK ELECTRONICS, INC.



                                    By: /s/ GAYLA DELLY
                                        --------------------------------------
                                            Gayla Delly
                                            CHIEF FINANCIAL OFFICER


Date: March 27, 2002




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